Dreyfus
      Money Market
      Instruments, Inc.

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market
                                                              Instruments, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Money Market Instruments, Inc., covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

Throughout 2002, money market funds helped investors preserve their capital while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

January 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc. perform during the period?

For the 12-month period ended December 31, 2002, the fund produced yields of 1.30% for its Money Market Series and 1.26% for its Government Securities
Series. Taking into account the effects of compounding, the fund produced effective yields of 1.31% and 1.26% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal:

The   fund's  Money  Market  Series  invests  in  a  diversified  portfolio  of high-quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies
or   instrumentalities,   certificates  of  deposit,  time  deposits,  bankers'
acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest and dollar-denominated obligations issued or guaranteed by foreign governments or any of their subdivisions or agencies. Normally the Money Market Series invests at least 25% of its total assets in domestic or dollar-denominated foreign bank obligations.

The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements with respect to these securities.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the nation was mired in recession, and investors were looking forward to a resumption of economic growth. To that end,
the   Federal  Reserve  Board  (the  "Fed") had  implemented  11  interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low.

Economic recovery began during 2002's first quarter, and many investors expected that the Fed would begin raising interest rates later in the year. By the spring, however, it had become apparent that the recovery was weaker and more uneven than most investors had hoped. As a result, the economic growth rate for the second quarter of 2002 declined to just 1.3%, according to government estimates, and investors began to push back their expectations of the timing of eventual rate hikes.

The economy continued to give mixed signals in June, July and August. For example, the unemployment rate rose in June and then fell in July. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the index. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. However, corporate spending remained anemic, and the stock market continued its roller coaster ride.

Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings and heightened international tensions further reduced expectations for a sustainable economic recovery. As a result, at its August meeting the Fed shifted its bias from neutral toward a more accommodative stance, indicating that the risks of economic weakness were greater than the risks of resurgent inflation.

Economic weakness continued to prevail in the fall. In October, consumer confidence dropped to a nine-year low, and the unemployment rate rose along with jobless claims. The length of the workweek declined, as did the number of temporary workers employed. Finally, the initial

4

estimate of 4% growth in gross domestic product in the third quarter was weaker than anticipated. At month-end, most analysts expected the Fed to reduce interest rates by 25 basis points at its next meeting.

In early November, the Fed cut the federal funds rate by a larger than expected 50 basis points, suggesting that the economy had reached a "soft spot" primarily because of the threat of war with Iraq and corporate scandals. Since then, the economy has shown some signs of improvement. While the labor market has remained weak, retail sales in November came in higher than most analysts expected, and the stock market rallied before giving back some of its recent gains. In addition, consumer confidence improved during December. As of the reporting period' s end, however, uncertainty continued, and we believe that factors such as a growing federal budget deficit and the possibility of war with Iraq may put a damper on further near-term improvement in economic fundamentals.

What is the fund's current strategy?

As it has been for the entire year, the fund ended 2002 with a weighted average maturity that was longer than its peer group average, reflecting our efforts to maintain competitive yields in the low interest-rate environment. Although short-term interest rates are near historical lows, we see little chance that the Fed will begin raising them in the foreseeable future.

January 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

December 31, 2002



                                                                                           Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--22.6%                                             Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
American Express Centurion Bank

   1.36%, 1/10/2003                                                                          10,000,000               10,000,000

Bank of Nova Scotia (Yankee)

   1.85%, 10/8/2003                                                                          10,000,000                9,991,508

Credit Agricole Indosuez S.A. (Yankee)

   2.22%, 2/20/2003                                                                          10,000,000               10,000,000

First Union National Bank

   1.41%, 6/5/2003                                                                           10,000,000  (a)          10,005,123

Westdeutsche Landesbank Girozentrale

   1.42%, 7/1/2003                                                                            5,000,000  (a)           4,998,379

Wilmington Trust Co.

   1.53%, 11/18/2003                                                                         10,000,000                9,999,122

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $54,994,132)                                                                                                 54,994,132
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--25.4%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   1.25%, 1/2/2003                                                                           10,000,000                9,999,653

Bear Stearns Cos. Inc.

   1.73%, 1/9/2003                                                                            5,000,000                4,998,089

GE Capital International Funding, Inc.

   1.78%, 2/14/2003                                                                          12,000,000               11,974,040

General Electric Co.

   1.33%, 2/27/2003                                                                          10,000,000                9,978,942

ING (U.S.) Funding LLC

   1.35%, 5/12/2003                                                                          10,000,000                9,951,238

Lehman Brothers Holdings Inc.

   1.34%, 4/8/2003                                                                            5,000,000  (a)           5,000,000

Morgan Stanley & Co. Inc.

   1.35%, 2/13/2003                                                                          10,000,000                9,983,875

TOTAL COMMERCIAL PAPER

   (cost $61,885,837)                                                                                                 61,885,837
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--16.0%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   1.33%, 7/18/2003                                                                          10,000,000  (a,b)         9,999,593

Canadian Imperial Bank of Commerce

   1.39%, 4/28/2003                                                                          10,000,000  (a)           9,998,392

Lehman Brothers Holdings Inc.

   1.81%, 4/4/2003                                                                            5,000,000  (a)           5,004,433

Salomon Smith Barney Holdings Inc.

   1.41%, 5/5/2003                                                                            3,000,000  (a)           3,000,000


6
                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Societe Generale N.A. Inc.

   1.38%, 3/24/2003                                                                          11,000,000  (a)          10,998,944

TOTAL CORPORATE NOTES

   (cost $39,001,362)                                                                                                 39,001,362
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.1%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.
  2.63%, 5/27/2003

   (cost $10,000,000)                                                                        10,000,000  (c)          10,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--8.6%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.30%, 8/15/2003                                                                          10,000,000  (a)           9,998,142

National City Bank

   1.30%, 8/22/2003                                                                          11,000,000  (a)          10,999,649

TOTAL SHORT-TERM BANK NOTES

   (cost $20,997,791)                                                                                                 20,997,791
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--10.3%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

  1.63%- 1.69%, 12/5/2003-1/2/2004

   (cost $25,000,000)                                                                        25,000,000               25,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--6.9%
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (Grand Cayman)

   1.25%, 1/2/2003                                                                           10,000,000               10,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.19%, 1/2/2003                                                                            6,819,000                6,819,000

TOTAL TIME DEPOSITS

   (cost $16,819,000)                                                                                                 16,819,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $228,698,122)                                                             93.9%              228,698,122

CASH AND RECEIVABLES (NET)                                                                         6.1%               14,869,019

NET ASSETS                                                                                       100.0%              243,567,141

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT DECEMBER  31, 2002,  THIS
     SECURITY AMOUNTED TO $9,999,593 OR 4.1% OF NET ASSETS.

(C)  THIS NOTE WAS ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE OR
     SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY WAS ACQUIRED
     ON  5/31/2002  AT A COST EQUAL TO PAR VALUE.  AT  DECEMBER  31,  2002,  THE
     AGGREGATE VALUE OF THIS SECURITY WAS $10,000,000  REPRESENTING  4.1% OF NET
     ASSETS AND IS VALUED AT AMORTIZED COST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 7


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 2002


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. TREASURY BILLS--39.2%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
   1/23/2003                                                                     1.69             100,000,000         99,897,334

   5/15/2003                                                                     1.23              25,000,000         24,886,007

TOTAL U.S. TREASURY BILLS

   (cost $124,783,341)                                                                                               124,783,341
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--17.4%
------------------------------------------------------------------------------------------------------------------------------------

   2.75%, 9/30/2003                                                              1.32               30,000,000        30,312,883

   2.75%, 10/31/2003                                                             1.70               25,000,000        25,209,629

TOTAL U.S. TREASURY NOTES

   (cost $55,522,512)                                                                                                 55,522,512
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.9%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.

   dated 12/31/2002, due 1/2/2003
   in the amount of $3,967,110
   (fully collateralized by $3,940,000
   U.S. Treasury Notes 5.50%,
   due 5/31/2003, value $4,026,507)                                               .50                3,967,000         3,967,000

Bear Stearns & Co.

   dated 12/31/2002, due 1/2/2003
   in the amount of $34,001,700
   (fully collateralized by $34,665,000
   U.S. Treasury Bills, due 8/15/2003,
   value $34,418,879)                                                             .90                34,000,000       34,000,000

Lehman Brothers Inc.

   dated 12/31/2002, due 1/2/2003
   in the amount of $34,001,794
   (fully collateralized by $33,670,000
   U.S. Treasury Notes 6.25%,
   due 2/15/2003, value $34,679,999)                                              .95                34,000,000       34,000,000

Morgan Stanley Dean Witter & Co.

   dated 12/31/2002, due 1/2/2003
   in the amount of $34,001,983
   (fully collateralized by $33,695,000
   U.S. Treasury Notes 6.25%,
   due 2/15/2003, value $34,684,892)                                             1.05                 34,000,000      34,000,000

8

                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS (CONTINUED)                                        Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Warburg, Inc.

   dated 12/31/2002, due 1/2/2003
   in the amount of $34,002,078
   (fully collateralized by $33,068,000
   U.S. Treasury Notes 10.75%,
   due 5/15/2003, value $34,680,065)                                             1.10            34,000,000           34,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $139,967,000)                                                                                               139,967,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $320,272,853)                                                                100.5%          320,272,853

LIABILITIES, LESS CASH AND RECEIVABLES                                                                (.5%)           (1,640,071)

NET ASSETS                                                                                           100.0%          318,632,782


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002


                                                                                                      Money            Government
                                                                                                     Market            Securities
                                                                                                     Series                Series
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities, See Statement of Investments
   (including repurchase agreements of $139,967,000
   for the Government Securities Series)--Note 2(b)                                              228,698,122           320,272,853

Cash                                                                                              14,672,054                   --

Interest receivable                                                                                  550,637                332,365

Prepaid expenses                                                                                      22,391                 19,569

                                                                                                 243,943,204            320,624,787
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        179,034                200,719

Cash overdraft due to Custodian                                                                         --                    2,225

Payable for shares of Common Stock redeemed                                                          152,002              1,669,547

Accrued expenses                                                                                      45,027                119,514

                                                                                                     376,063              1,992,005
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   243,567,141            318,632,782
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  243,609,551             318,635,600

Accumulated net realized gain (loss) on investments                                                  (42,410)                (2,818)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   243,567,141             318,632,782


NET ASSET VALUE PER SHARE

                                                           Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

Net Assets ($)                                        243,567,141  318,632,782

Shares Outstanding                                    243,593,051  318,635,600
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

                                                            Money  Government
                                                           Market  Securities
                                                           Series      Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                         5,164,840  6,567,306

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                               1,268,953  1,692,458

Shareholder servicing costs--Note 3(b)                    466,824    442,840

Custodian fees                                             48,814     55,161

Registration fees                                          43,010     35,568

Professional fees                                          32,246     33,066

Directors' fees and expenses--Note 3(c)                    22,774     29,589

Prospectus and shareholders' reports                       12,399     27,129

Miscellaneous                                               3,071      2,938

TOTAL EXPENSES                                          1,898,091  2,318,749

INVESTMENT INCOME--NET                                  3,266,749  4,248,557
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)    (5,950)         --

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    3,260,799  4,248,557

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS



                                                            Money Market Series                  Government Securities Series
                                                      ------------------------------------------------------------------------------

                                                          Year Ended December 31,                   Year Ended December 31,
                                                      ------------------------------------------------------------------------------

                                                      2002                   2001                 2002                  2001
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                           3,266,749              7,283,131            4,248,557             11,225,843

Net realized gain (loss)
   on investments                                  (5,950)                  3,661                --                    81,562

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS                               3,260,799              7,286,792             4,248,557             11,307,405
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                         (3,266,749)            (7,283,131)           (4,248,557)           (11,225,843)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
   ($1.00 per share):

Net proceeds from
   shares sold                                 304,771,595            250,292,475           267,774,625           262,595,958

Dividends reinvested                               882,464              2,039,499             1,986,697             5,794,839

Cost of shares redeemed                       (279,739,314)          (194,434,748)         (277,058,510)         (259,376,270)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   CAPITAL STOCK
   TRANSACTIONS                                 25,914,745             57,897,226            (7,297,188)            9,014,527

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                25,908,795             57,900,887            (7,297,188)            9,096,089
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            217,658,346            159,757,459           325,929,970            316,833,881

END OF PERIOD                                  243,567,141            217,658,346           318,632,782            325,929,970


SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 2002           2001            2000            1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                             1.00           1.00            1.00             1.00         1.00

Investment Operations:

Investment income--net                                            .013           .037            .056             .044         .047

Distributions:

Dividends from investment income--net                            (.013)         (.037)          (.056)           (.044)       (.047)

Net asset value, end of period                                   1.00           1.00            1.00             1.00         1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.30           3.80            5.75             4.45         4.76
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75            .74             .92              .94          .94

Ratio of net investment income

   to average net assets                                         1.29           3.66            5.62             4.35         4.66
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         243,567        217,658         159,757          100,206      110,635


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS

Government Securities Series

                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 2002           2001             2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00             1.00             1.00       1.00

Investment Operations:

Investment income--net                                            .013           .035             .053             .042       .047

Distributions:

Dividends from investment income--net                            (.013)         (.035)           (.053)           (.042)     (.047)

Net asset value, end of period                                   1.00           1.00             1.00             1.00       1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.26           3.56             5.48             4.31       4.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .69            .70              .79              .75        .69

Ratio of net investment income

   to average net assets                                         1.26           3.49             5.30             4.24       4.71
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         318,633        325,930          316,834          362,949    427,659



SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series and Government Securities Series receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

16

" Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal tax purposes, each series is treated as a single entity for the purposes of determining such qualification.

At December 31, 2002, Money Market Series and Government Securities Series components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

Money Market Series accumulated capital loss carryover of $42,410 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $14,719 of the carryover expires in fiscal 2004, $3,878 expires in fiscal 2005, $6,557 expires in fiscal 2006, $1,333 expires in fiscal 2007, $9,973 expires in fiscal 2008 and $5,950 expires in fiscal 2010.

Government Securities Series accumulated capital loss carryover of $2,818 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were all ordinary income.

At December 31, 2002, the cost of investments of each series for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2002, the Money Market Series and the Government Securities Series were charged $125,708 and $161,188, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the Money Market Series and the Government Securities Series, were charged $50,105 and $98,052, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

18

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Money Market Instruments, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]


New York, New York

February 7, 2003

                                                             The Fund 19


Dreyfus Money Market Instruments, Inc.

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the Government Securities Series hereby designates 67.16% of the ordinary income dividends paid during its fiscal year ended December 31, 2002 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

20

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1974)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund 21

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (76)

BOARD MEMBER (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1974)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education , Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

22

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprising 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund 23

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

24

                  For More Information

                        Dreyfus
                        Money Market
                        Instruments, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                              008-060AR1202